Exhibit 99.2
Non-US GAAP Financial Measures and Supplemental Information
January 28, 2021
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions
•Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
•Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
•Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.
•Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.

•Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
•Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.
•Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:
•Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.
•Cash dividends received from our equity investments.
•For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	1,985	1,453	207	107	218	852	43	263	209	337
(Earnings) loss from discontinued operations	12	—	2	3	7	6	(1)	5	1	1
Interest income	(6)	(2)	(1)	(1)	(2)	(6)	(2)	(1)	(2)	(1)
Interest expense	109	26	28	27	28	115	28	27	29	31
Refinancing expense	—	—	—	—	—	4	—	—	4	—
Income tax provision (benefit)	247	117	30	35	65	124	(3)	53	28	46
Certain Items attributable to Celanese Corporation (Table 8)	(1,216)	(1,294)	24	28	26	381	238	29	107	7
Adjusted EBIT	1,131	300	290	199	342	1,476	303	376	376	421
Depreciation and amortization expense(1)	344	87	88	86	83	329	84	82	82	81
Operating EBITDA	1,475	387	378	285	425	1,805	387	458	458	502

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions)
Engineered Materials	5	2	1	—	2	4	2	1	—	1
Acetate Tow	—	—	—	—	—	9	2	5	2	—
Acetyl Chain	1	—	—	1	—	10	3	6	—	1
Other Activities(2)	—	—	—	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	6	2	1	1	2	23	7	12	2	2
Depreciation and amortization expense(1)	344	87	88	86	83	329	84	82	82	81
Total depreciation and amortization expense	350	89	89	87	85	352	91	94	84	83
______________________________
(1)Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.
(2)Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2020		Q4 '20		Q3 '20		Q2 '20		Q1 '20		2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	235	11.3%	62	10.8%	84	16.0%	(13)	(3.1)%	102	18.1%	446	18.7%	88	16.3%	111	18.8%	103	17.4%	144	21.7%
Acetate Tow	118	22.7%	30	22.4%	30	23.3%	31	24.4%	27	20.9%	52	8.2%	22	14.9%	34	21.5%	(44)	(26.8)%	40	24.1%
Acetyl Chain(1)	563	17.9%	186	20.4%	121	15.6%	121	18.3%	135	16.9%	678	20.0%	108	14.0%	180	20.8%	188	21.7%	202	22.7%
Other Activities(2)	(252)		(75)		(51)		(56)		(70)		(342)		(150)		(65)		(61)		(66)
Total	664	11.7%	203	12.8%	184	13.0%	83	7.0%	194	13.3%	834	13.2%	68	4.7%	260	16.4%	186	11.7%	320	19.0%
Less: Net Earnings (Loss) Attributable to NCI(1)	7		1		2		2		2		6		2		2		1		1
Operating Profit (Loss) Attributable to Celanese Corporation	657	11.6%	202	12.7%	182	12.9%	81	6.8%	192	13.2%	828	13.1%	66	4.6%	258	16.3%	185	11.6%	319	18.9%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	235	11.3%	62	10.8%	84	16.0%	(13)	(3.1)%	102	18.1%	446	18.7%	88	16.3%	111	18.8%	103	17.4%	144	21.7%
Acetate Tow	118	22.7%	30	22.4%	30	23.3%	31	24.4%	27	20.9%	52	8.2%	22	14.9%	34	21.5%	(44)	(26.8)%	40	24.1%
Acetyl Chain(1)	556	17.7%	185	20.3%	119	15.3%	119	18.0%	133	16.6%	672	19.8%	106	13.7%	178	20.5%	187	21.6%	201	22.6%
Other Activities(2)	(252)		(75)		(51)		(56)		(70)		(342)		(150)		(65)		(61)		(66)
Total	657	11.6%	202	12.7%	182	12.9%	81	6.8%	192	13.2%	828	13.1%	66	4.6%	258	16.3%	185	11.6%	319	18.9%
Equity Earnings and Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	115		15		21		26		53		168		45		41		36		46
Acetate Tow	126		29		28		32		37		112		24		27		29		32
Acetyl Chain	5		2		2		—		1		5		1		2		1		1
Other Activities(2)	19		4		5		5		5		2		—		2		1		(1)
Total	265		50		56		63		96		287		70		72		67		78
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	1		1		—		—		—		—		—		—		—		—
Acetate Tow	—		—		—		—		—		—		—		—		—		—
Acetyl Chain	—		—		—		—		—		—		—		—		—		—
Other Activities(2)	16		(67)		28		27		28		(20)		(71)		17		17		17
Total	17		(66)		28		27		28		(20)		(71)		17		17		17
Gain (Loss) On Sale of Investments in Affiliates
Engineered Materials	1,408		1,408		—		—		—		—		—		—		—		—
Acetate Tow	—		—		—		—		—		—		—		—		—		—
Acetyl Chain	—		—		—		—		—		—		—		—		—		—
Other Activities(2)	—		—		—		—		—		—		—		—		—		—
Total	1,408		1,408		—		—		—		—		—		—		—		—
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	(1,356)		(1,404)		11		27		10		7		3		2		9		(7)
Acetate Tow	5		—		1		1		3		104		8		10		86		—
Acetyl Chain	7		—		5		(3)		5		50		37		11		1		1
Other Activities(2)	128		110		7		3		8		220		190		6		11		13
Total	(1,216)		(1,294)		24		28		26		381		238		29		107		7
___________________________
(1)Net earnings (loss) attributable to NCI is included within the Acetyl Chain segment.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	2020		Q4 '20		Q3 '20		Q2 '20		Q1 '20		2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19
	(In $ millions, except percentages)
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	403	19.4%	82	14.3%	116	22.1%	40	9.5%	165	29.3%	621	26.0%	136	25.2%	154	26.1%	148	25.0%	183	27.6%
Acetate Tow	249	48.0%	59	44.0%	59	45.7%	64	50.4%	67	51.9%	268	42.1%	54	36.5%	71	44.9%	71	43.3%	72	43.4%
Acetyl Chain	568	18.0%	187	20.5%	126	16.2%	116	17.5%	139	17.4%	727	21.4%	144	18.7%	191	22.0%	189	21.8%	203	22.8%
Other Activities(2)	(89)		(28)		(11)		(21)		(29)		(140)		(31)		(40)		(32)		(37)
Total	1,131	20.0%	300	18.9%	290	20.6%	199	16.7%	342	23.4%	1,476	23.4%	303	21.2%	376	23.7%	376	23.6%	421	25.0%
Depreciation and Amortization Expense(1)
Engineered Materials	129		32		33		32		32		127		33		32		31		31
Acetate Tow	36		10		9		9		8		36		8		9		9		10
Acetyl Chain	162		41		41		41		39		151		39		37		38		37
Other Activities(2)	17		4		5		4		4		15		4		4		4		3
Total	344		87		88		86		83		329		84		82		82		81
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	532	25.6%	114	19.9%	149	28.3%	72	17.1%	197	35.0%	748	31.3%	169	31.4%	186	31.5%	179	30.2%	214	32.3%
Acetate Tow	285	54.9%	69	51.5%	68	52.7%	73	57.5%	75	58.1%	304	47.8%	62	41.9%	80	50.6%	80	48.8%	82	49.4%
Acetyl Chain	730	23.2%	228	25.1%	167	21.5%	157	23.7%	178	22.3%	878	25.9%	183	23.7%	228	26.3%	227	26.2%	240	27.0%
Other Activities(2)	(72)		(24)		(6)		(17)		(25)		(125)		(27)		(36)		(28)		(34)
Total	1,475	26.1%	387	24.3%	378	26.8%	285	23.9%	425	29.1%	1,805	28.7%	387	27.0%	458	28.9%	458	28.8%	502	29.8%
___________________________
(1)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2020		Q4 '20		Q3 '20		Q2 '20		Q1 '20		2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19
		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,997	16.85	1,453	12.50	209	1.76	110	0.93	225	1.88	858	6.89	42	0.35	268	2.17	210	1.67	338	2.64
Income tax provision (benefit)	247		117		30		35		65		124		(3)		53		28		46
Earnings (loss) from continuing operations before tax	2,244		1,570		239		145		290		982		39		321		238		384
Certain Items attributable to Celanese Corporation (Table 8)	(1,216)		(1,294)		24		28		26		381		238		29		107		7
Refinancing and related expenses	—		—		—		—		—		4		—		—		4		—
Adjusted earnings (loss) from continuing operations before tax	1,028		276		263		173		316		1,367		277		350		349		391
Income tax (provision) benefit on adjusted earnings(1)	(123)		(33)		(32)		(18)		(41)		(178)		(36)		(38)		(49)		(55)
Adjusted earnings (loss) from continuing operations(2)	905	7.64	243	2.09	231	1.95	155	1.30	275	2.29	1,189	9.53	241	1.99	312	2.53	300	2.38	336	2.62
	Diluted shares (in millions)(3)
Weighted average shares outstanding	117.8		115.7		118.0		118.3		119.3		123.9		120.3		122.7		125.3		127.5
Incremental shares attributable to equity awards	0.7		0.6		0.6		0.5		0.6		0.8		0.6		0.6		0.5		0.7
Total diluted shares	118.5		116.3		118.6		118.8		119.9		124.7		120.9		123.3		125.8		128.2
______________________________
(1)Calculated using adjusted effective tax rates (Table 3a) as follows:

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In percentages)
Adjusted effective tax rate	12	12	12	10	13	13	13	11	14	14
(2)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
Q4 '20 & 2020	12.4	6.5
Q4 '19 & 2019	16.7	6.5
(3)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Actual
	2020	2019
	(In percentages)
US GAAP annual effective tax rate	11	13
Discrete quarterly recognition of GAAP items(1)	12	—
Tax impact of other charges and adjustments(2)	(9)	—
Utilization of foreign tax credits	(3)	(3)
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	—	3
Other(4)	1	—
Adjusted tax rate	12	13
______________________________
Note: As part of the year-end reconciliation, we updated the reconciliation of the GAAP effective tax rate for actual results.
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Tax impacts related to full-year forecasted tax opportunities and related costs.

Table 4
Net Sales by Segment - Unaudited

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions)
Engineered Materials	2,081	572	526	420	563	2,386	539	591	593	663
Acetate Tow	519	134	129	127	129	636	148	158	164	166
Acetyl Chain	3,147	910	776	662	799	3,392	771	867	865	889
Intersegment eliminations(1)	(92)	(25)	(20)	(16)	(31)	(117)	(26)	(30)	(30)	(31)
Net sales	5,655	1,591	1,411	1,193	1,460	6,297	1,432	1,586	1,592	1,687
___________________________
(1)Includes intersegment sales primarily related to the Acetyl Chain.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended December 31, 2020 Compared to Three Months Ended September 30, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	7	—	2	—	9
Acetate Tow	4	(1)	—	—	3
Acetyl Chain	6	10	1	—	17

Total Company	7	5	1	—	13
Three Months Ended September 30, 2020 Compared to Three Months Ended June 30, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	27	(6)	4	—	25
Acetate Tow	1	1	1	—	3
Acetyl Chain	18	(2)	1	—	17

Total Company	20	(3)	2	(1)	18
Three Months Ended June 30, 2020 Compared to Three Months Ended March 31, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(25)	—	—	—	(25)
Acetate Tow	(3)	1	—	—	(2)
Acetyl Chain	(6)	(11)	—	—	(17)	(1)

Total Company	(13)	(6)	—	1	(18)
Three Months March 31, 2020 Compared to Three Months Ended December 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	4	—	—	—	4
Acetate Tow	(9)	(4)	—	—	(13)
Acetyl Chain	5	(1)	—	—	4

Total Company	3	(1)	—	—	2

Three Months Ended December 31, 2019 Compared to Three Months Ended September 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(9)	—	—	—	(9)
Acetate Tow	(6)	—	—	—	(6)
Acetyl Chain	(11)	—	—	—	(11)

Total Company	(10)	—	—	—	(10)
Three Months Ended September 30, 2019 Compared to Three Months Ended June 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	2	(2)	(1)	—	(1)
Acetate Tow	(2)	(1)	—	—	(3)
Acetyl Chain	1	—	(1)	—	—

Total Company	2	(1)	(1)	—	—
Three Months Ended June 30, 2019 Compared to Three Months Ended March 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(7)	(3)	(1)	—	(11)
Acetate Tow	(1)	—	—	—	(1)
Acetyl Chain	2	(4)	(1)	—	(3)

Total Company	(2)	(3)	(1)	—	(6)
Three Months Ended March 31, 2019 Compared to Three Months Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	5	2	—	—	7	(2)
Acetate Tow	1	2	—	—	3
Acetyl Chain	5	(10)	—	—	(5)

Total Company	5	(5)	—	—	—
________________________
(1)2020 includes the effect of the acquisition of the Elotex® brand.
(2)2019 includes the effect of the acquisition of Next Polymers Ltd.

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended December 31, 2020 Compared to Three Months Ended December 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	6	(4)	4	—	6
Acetate Tow	(7)	(3)	1	—	(9)
Acetyl Chain	19	(3)	2	—	18

Total Company	12	(4)	3	—	11
Three Months Ended September 30, 2020 Compared to Three Months Ended September 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(10)	(3)	2	—	(11)
Acetate Tow	(15)	(3)	—	—	(18)
Acetyl Chain	(1)	(11)	1	—	(11)

Total Company	(6)	(7)	1	1	(11)
Three Months Ended June 30, 2020 Compared to Three Months Ended June 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(27)	(1)	(1)	—	(29)
Acetate Tow	(18)	(5)	—	—	(23)
Acetyl Chain	(14)	(8)	(1)	—	(23)

Total Company	(20)	(5)	(1)	1	(25)
Three Months Ended March 31, 2020 Compared to Three Months Ended March 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(9)	(5)	(1)	—	(15)
Acetate Tow	(17)	(5)	—	—	(22)
Acetyl Chain	(3)	(7)	(1)	1	(10)

Total Company	(7)	(6)	(1)	1	(13)

Three Months Ended December 31, 2019 Compared to Three Months Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(9)	(3)	(1)	—	(13)
Acetate Tow	(8)	—	—	—	(8)
Acetyl Chain	(4)	(13)	(1)	—	(18)

Total Company	(6)	(8)	(1)	—	(15)
Three Months Ended September 30, 2019 Compared to Three Months Ended September 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(4)	(2)	(2)	—	(8)
Acetate Tow	—	—	—	—	—
Acetyl Chain	6	(18)	(2)	—	(14)

Total Company	2	(11)	(2)	1	(10)
Three Months Ended June 30, 2019 Compared to Three Months Ended June 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(8)	—	(3)	—	(11)
Acetate Tow	1	1	(1)	—	1
Acetyl Chain	(1)	(14)	(3)	—	(18)

Total Company	(3)	(8)	(3)	—	(14)
Three Months Ended March 31, 2019 Compared to Three Months Ended March 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(3)	7	(4)	—	—
Acetate Tow	(1)	—	—	—	(1)
Acetyl Chain	(4)	(8)	(3)	—	(15)

Total Company	(3)	(2)	(4)	—	(9)

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(11)	(3)	1	—	(13)
Acetate Tow	(14)	(4)	—	—	(18)
Acetyl Chain	—	(8)	1	—	(7)

Total Company	(5)	(6)	—	1	(10)
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(5)	—	(3)	—	(8)
Acetate Tow	(2)	—	—	—	(2)
Acetyl Chain	(1)	(13)	(2)	—	(16)

Total Company	(3)	(7)	(2)	—	(12)

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions, except percentages)
Net cash provided by (used in) investing activities	592	979	(78)	(181)	(128)	(493)	(168)	(82)	(66)	(177)
Net cash provided by (used in) financing activities	(1,471)	(933)	(290)	(232)	(16)	(935)	(199)	(299)	(307)	(130)

Net cash provided by (used in) operating activities	1,343	274	431	379	259	1,454	326	397	424	307
Capital expenditures on property, plant and equipment	(364)	(85)	(72)	(88)	(119)	(370)	(144)	(82)	(65)	(79)
Distributions to NCI	(29)	(8)	(8)	(8)	(5)	(10)	(3)	—	(3)	(4)
Free cash flow(1)(2)	950	181	351	283	135	1,074	179	315	356	224

Net sales	5,655	1,591	1,411	1,193	1,460	6,297	1,432	1,586	1,592	1,687

Free cash flow as % of Net sales	16.8%	11.4%	24.9%	23.7%	9.2%	17.1%	12.5%	19.9%	22.4%	13.3%
______________________________
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions or distributions to Mitsui related to our joint venture, Fairway.
(2)Excludes required debt service and finance lease payments of $26 million and $24 million for the years ended December 31, 2020 and 2019, respectively.

Table 6
Cash Dividends Received - Unaudited

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions)
Dividends from equity method investments	147	36	6	59	46	168	42	15	41	70
Dividends from equity investments without readily determinable fair values	126	28	29	32	37	113	24	27	30	32
Total	273	64	35	91	83	281	66	42	71	102
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	496	496	958	1,045	749	496	496	368	319	743
Long-term debt, net of unamortized deferred financing costs	3,227	3,227	3,140	2,989	3,356	3,409	3,409	3,359	3,444	2,933
Total debt	3,723	3,723	4,098	4,034	4,105	3,905	3,905	3,727	3,763	3,676
Cash and cash equivalents	(955)	(955)	(615)	(539)	(570)	(463)	(463)	(497)	(491)	(441)
Net debt	2,768	2,768	3,483	3,495	3,535	3,442	3,442	3,230	3,272	3,235

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2020	Q4 '20	Q3 '20	Q2 '20	Q1 '20	2019		Q4 '19	Q3 '19	Q2 '19	Q1 '19	Income Statement Classification
	(In $ millions)
Plant/office closures	10	7	4	(4)	3	26		12	9	2	3	Cost of sales / SG&A / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net
Asset impairments	31	—	2	25	4	94	(1)	2	9	83	—	Cost of sales / Other (charges) gains, net
Clear Lake incident	4	—	—	—	4	34		32	2	—	—	Cost of sales
COVID-19	5	2	1	1	1	—		—	—	—	—	Cost of sales / SG&A
Mergers, acquisitions and dispositions	22	5	7	3	7	12		3	2	4	3	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	95	95	—	—	—	88		88	—	—	—	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Restructuring	25	5	11	2	7	27		6	7	15	(1)	SG&A / Other (charges) gains, net / Non-operating pension and other postretirement employee benefit (expense) income
European Commission investigation	2	—	—	2	—	89		89	—	—	—	Other (charges) gains, net
Commercial disputes	(1)	—	—	(1)	—	10		6	—	2	2	Cost of sales / SG&A / Other (charges) gains, net
(Gain) loss on sale of investments in affiliates	(1,408)	(1,408)	—	—	—	—		—	—	—	—	Gain (loss) on sale of investments in affiliates
Other	(1)	—	(1)	—	—	1		—	—	1	—	SG&A / Gain (loss) on disposition of businesses and assets, net
Certain Items attributable to Celanese Corporation	(1,216)	(1,294)	24	28	26	381		238	29	107	7
______________________________

(1)Includes $5 million of asset impairments in 2019 related to the Clear Lake incident.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2020			2019
			(In $ millions, except percentages)			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,985			852

Adjusted EBIT (Table 1)			1,131			1,476
Adjusted effective tax rate (Table 3a)			12%			13%
Adjusted EBIT tax effected			995			1,284

	2020	2019	Average	2019	2018	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	496	496	496	496	561	529
Long-term debt, net of unamortized deferred financing costs	3,227	3,409	3,318	3,409	2,970	3,190
Celanese Corporation stockholders' equity	3,526	2,507	3,017	2,507	2,984	2,746
Invested capital			6,831			6,465

Return on invested capital (adjusted)			14.6%			19.9%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			29.1%			13.2%